Pinterest Appoints James Dibbo Chief Financial Officer Former Amazon finance leader brings deep experience scaling global consumer, media, shopping and advertising businesses SAN FRANCISCO — October 5, 2026 — Pinterest, Inc. (NYSE: PINS) today announced that James Dibbo has been appointed Chief Financial Officer, effective October 26, 2026. Dibbo will report to Bill Ready, Pinterest’s Chief Executive Officer, and will lead the company’s global finance organization, including finance, accounting, FP&A, investor relations, treasury, tax, business and corporate development, internal audit and workplace. Dibbo joins Pinterest from Amazon, where he most recently served as Vice President and Chief Financial Officer for Global Entertainment, Advertising and Corporate Development. In that role, he led finance for businesses including Amazon Ads, Prime Video, Amazon MGM Studios, Music, Audible and Twitch, and partnered on corporate development activity across the portfolio. During his decade at Amazon, Dibbo also served as CFO of Worldwide Consumer and CFO of North America Consumer, helping to scale global operations, strengthen profitability and build the systems and teams required for sustained growth. “James is an exceptional finance leader with the operating rigor, strategic range and growth mindset that will greatly benefit Pinterest in our next chapter,” said Bill Ready, Chief Executive Officer of Pinterest. “James has led complex global businesses at scale, helped build high-performing teams and understands the intersection of consumer experience, shopping, advertising and technology. As we continue to make Pinterest more actionable for our users and more valuable for advertisers, James will be an outstanding partner to our leadership team and Board.” “I have long admired Pinterest’s distinctive role at the intersection of visual search, shopping and advertising,” said Dibbo. “Pinterest has a compelling opportunity to help people turn inspiration into action while delivering meaningful value for advertisers. I am excited to join Bill, the Board and the team to build on the company’s momentum, invest thoughtfully for the future and create long-term value for shareholders.” Before Amazon, Dibbo was CFO of P.F. Chang’s. He previously held senior finance leadership positions at Tesco and at BT Group. He started his finance career at PwC in London. He holds a B.S. in Economics from Cardiff University and is a Chartered Accountant (FCA). Dibbo succeeds Julia Brau Donnelly, who will cease serving as Pinterest’s Chief Financial Officer effective October 26, 2026 but will remain with Pinterest in an advisory capacity through October 30, 2026 to support an orderly transition. Pinterest is grateful for Julia’s leadership and contributions to the company. About Pinterest

Pinterest is a visual search and shopping platform where people find inspiration, curate ideas and shop products. Pinterest is headquartered in San Francisco and has 640 million monthly active users worldwide. Available on iOS and Android, and at pinterest.com. Forward-looking statements This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, among other things, statements regarding the expected timing and completion of the planned Chief Financial Officer transition; Mr. Dibbo’s anticipated role and responsibilities; Pinterest’s business strategy, growth opportunities, investments and long-term value creation; and the expected benefits of Mr. Dibbo’s appointment. Forward-looking statements can be identified by words such as “believe,” “expect,” “may,” “will,” “can,” “could,” “would,” “might,” “continue,” “intend,” “plan,” “strategy,” “goal,” “target,” “anticipate,” “potential,” “long-term” and similar expressions, or by discussions of strategy, plans or intentions. These statements involve known and unknown risks, uncertainties, assumptions and other important factors that could cause actual results or outcomes to differ materially from those expressed or implied by the forward-looking statements. These factors include, among others: our ability to attract, retain and integrate key personnel and complete an orderly transition in the Chief Financial Officer role; our ability to execute our business strategy and transformation initiatives; our ability to attract, retain and engage users, creators and advertisers; our ability to develop successful products and tools for users and advertisers, including those incorporating artificial intelligence; our ability to scale and monetize our platform; competition; general economic, political and market conditions; and the other risks described in our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q and other filings with the Securities and Exchange Commission. All forward-looking statements are based on information available to us as of the date of this press release. You should not place undue reliance on these statements. We undertake no obligation to update any forward-looking statement to reflect new information or future events, except as required by law. ### Contacts: Press: press@pinterest.com Investor Relations: ir@pinterest.com